                                                                 EXHIBIT 10.3.18


                 NISSAN CONTIGUOUS MARKET OWNERSHIP
                 ----------------------------------
                      HOLDING COMPANY AGREEMENT
                      -------------------------

This Nissan Contiguous Market Ownership Holding Company Agreement (the "CMO Holding Company Agreement") is entered into this 25th day of September, 1997, by and among Nissan Motor Corporation in U.S.A. ("Nissan"), and FirstAmerica Automotive, Inc., ("FAA" or "Holding Company") concerning the commitments and obligations of FAA in respect to its subsidiaries, FAA Stevens Creek, Inc., ("Stevens Creek Nissan") and FAA Capitol N, Inc., ("Capitol Nissan"), and any other entities which FAA may acquire within the designated area described hereinafter as the "South Bay CMO".

                                   RECITALS
                                   --------

WHEREAS, Nissan has developed a distribution network plan that seeks to create a Contiguous Market Ownership Area in the San Francisco Bay Area (the "South Bay CMO");

WHEREAS, Nissan recognizes this new distribution plan is to be implemented over time with consideration of existing dealers' rights;

WHEREAS, FAA has approached Nissan with a request to develop the South Bay CMO;

WHEREAS, Nissan has advised FAA that Nissan would approve their acquisition of individual dealers, provided FAA satisfies Nissan's requirements for applicants; and Nissan has advised FAA that Nissan cannot make existing dealers sell or otherwise transfer their dealerships to FAA;

WHEREAS, FAA acknowledges the rights of existing dealers, yet commits to use its best good faith and reasonable efforts to acquire dealerships within the South Bay CMO, with an intent to form the complete South Bay CMO marketing territory;

WHEREAS, FAA acknowledges that Nissan's business concept for the CMO envisioned entering into one Nissan Dealer Sales and Service Agreement with one corporate entity for the entire CMO;

WHEREAS, FAA, while affirming its commitment to implement Nissan's CMO concept in the South Bay CMO, has requested, in order to accommodate their business purposes, that Nissan permit FAA to maintain the corporate entities they are creating (or subsequently will acquire or create) to form the CMO and that Nissan enter into separate, but related, dealer agreements with these entities;

WHEREAS, FAA owns 100% of the stock of the subsidiary dealer corporation (currently FAA Stevens Creek, Inc. and FAA Capitol N, Inc).

WHEREAS, Nissan has communicated its willingness to accommodate FAA's request subject to FAA's agreement to the terms and conditions set forth herein;

WHEREAS, based on the foregoing, Nissan will enter into separate, but related dealer agreements with Stevens Creek Nissan and Capitol Nissan in connection with the formation of the South Bay CMO;

NOW, THEREFORE, in consideration of the agreements and mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency which is hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENT
                                   ---------

1.   THE CMO HOLDING COMPANY AGREEMENT
     ---------------------------------

     FAA acknowledges that while, technically, the South Bay CMO is comprised of separate dealer corporations, as a practical matter, and consistent with its intent as originally communicated, Nissan intends, and FAA agrees, that Nissan will treat these wholly-owned subsidiary dealer corporations, and their related Sales and Service Agreements, as part and parcel of one single CMO entity for all purposes under this and those separate Agreements. Specifically, the parties to this agreement acknowledge and agree that, while the South Bay CMO is comprised of separate dealer corporations, Holding Company and Nissan will treat those dealers and their dealer agreements as one dealer with one agreement FOR ALL PURPOSES, consistent with the CMO concept reflected in the CMO Addenda to those dealer's agreements. Accordingly, with respect to allocation of vehicles, financial reporting, sales incentives, business plans, performance standards and evaluation and for all other purposes under the Sales & Service Agreements, Nissan will treat Stevens Creek Nissan, Capitol Nissan, and any and all subsequently acquired or created dealer entities within the South Bay CMO, as if they were one dealer operating within the South Bay CMO. Similarly, defaults or breaches of the Dealer Sales & Service Agreement by either Stevens Creek Nissan or Capitol Nissan will constitute a breach of both agreements. Holding Company shall cause Stevens
     Creek Nissan and Capitol Nissan, and any subsequently acquired and/or created dealer entities, to cooperate fully in accomplishing the objectives and intent of the CMO addenda to their agreements, including the Business Plans and Market Area Plans incorporated therein, and this Holding Company CMO Agreement. Moreover, FAA agrees that it will exercise its control and ownership in ways consistent with this agreement and will not take any actions or allow its subsidiaries in the South Bay CMO to take any action inconsistent with the intent of this Agreement.

     ONE AGREEMENT OBJECTIVE
     -----------------------

     FAA agrees that when reasonable business considerations permit FAA to merge Stevens Creek Nissan, Capitol Nissan, or any subsequently acquired or created dealer entities acquired in the South Bay CMO, FAA will merge the companies so as to achieve the joint business objective of one dealer company for the South Bay CMO area.

     Until such time, however, Nissan will not enforce its policy and the contractual obligation that each and every dealer corporation appoint an exclusively dedicated Executive Manager as manager of the dealer corporation. Specifically, the appointment of a qualified Executive Manager, acceptable to Nissan, as the Executive Manager of all CMO Nissan dealerships will not be deemed a breach of the related dealer agreements.

2.   CMO HOLDING COMPANY AGREEMENT TERM
     ----------------------------------

     This Agreement shall have a term beginning with, running concurrent to, and expiring simultaneously as, the Nissan Dealer Term Sales and Service Agreements of all FAA owned dealer entities within the South Bay CMO (currently including Steven Creek Nissan and Capitol Nissan). Termination of any of the Nissan Dealer Sales and Service Agreements of dealer entities owned and controlled by FAA and constituting the South Bay CMO (currently including those of Steven Creek Nissan or Capitol Nissan) will constitute termination of all dealer agreements of dealer entities within the South Bay CMO, and will, at Nissan's option, cause this CMO Holding Company Agreement to terminate with no further notice or act required by any party.

3.   TRANSFERS
     ---------

          In view of the efforts and resources that Nissan has expended in order to establish the South Bay CMO, if FAA, or dealer entities within the South Bay CMO owned and controlled FAA (currently including Stevens Creek Nissan or Capitol Nissan), proposes to sell those dealership assets necessary for the conduct of appropriate and effective Dealership Operations, or those Dealership Facilities necessary to conduct Dealership Operations, without Nissan's consent, Nissan in its sole discretion may require that FAA, and any FAA owned or controlled dealer entities within the South Bay CMO (currently including Stevens Nissan or Capitol Nissan) sell all or none of such assets or Dealership Facilities comprising the South Bay CMO to a proposed buyer acceptable to Nissan.

          Holding Company acknowledges and agrees to identical Rights of First Refusal on Dealership Assets and Dealership Facilities as are contained the Dealer Agreements for the subsidiary Dealer entities within the South Bay CMO as well as identical Option to Purchase provisions.

4.   DISPUTE RESOLUTION PROCESS
     --------------------------

     A.   EXCLUSIVE REMEDY
          ----------------

          The parties acknowledge that, at the state and federal levels, various courts and agencies would, in the absence of this Paragraph 4, be available to them to resolve claims or controversies which might arise between them. The parties agree that it is inconsistent with their relationship for either to use courts or governmental agencies to resolve such claims or controversies.

          THEREFORE, CONSISTENT WITH THE PROVISIONS OF THE UNITED STATES ARBITRATION ACT (9 U.S.C. (S)(S) 1 et seq.), NISSAN, FAA, IN ITS OWN RIGHT AND AS THE OWNER OF THE SOUTH BAY CMO DEALER(s) (CURRENTLY INCLUDING STEVENS CREEK NISSAN AND CAPITOL NISSAN ) AGREE THAT THE DISPUTE RESOLUTION PROCESS OUTLINED IN THIS PARAGRAPH 12, WHICH INCLUDES BINDING ARBITRATION, SHALL BE THE EXCLUSIVE MECHANISM FOR RESOLVING ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT OR TO THE RELATIONSHIP BETWEEN THE PARTIES, INCLUDING BUT NOT LIMITED TO CLAIMS UNDER ANY STATE OR FEDERAL STATUTES (hereinafter "Disputes").

          There are two steps in the Dispute Resolution Process: a) Mediation and b) Binding Arbitration. All Disputes must first be submitted to Mediation, unless that step is waived by written agreement of the parties. If Mediation does not resolve the Dispute to their mutual satisfaction, the HOLDING COMPANY or Nissan can submit the Dispute to Binding Arbitration.

     B.   MEDIATION
          ---------

          Any party to this Agreement can submit a Dispute to Mediation. Mediation is conducted by a panel consisting of a Nissan representative designated by Nissan, a HOLDING COMPANY representative designated by HOLDING COMPANY, and an independent professional mediator chosen by the parties' representatives. The Mediation Panel will evaluate each position and recommend a solution. This recommended solution is not binding.

     C.   BINDING ARBITRATION
          -------------------

          If a Dispute has not been resolved after Mediation, or if HOLDING COMPANY and Nissan have agreed in writing to waive Mediation, the Dispute will be settled by Binding Arbitration in accordance with the procedures in the Dealer Dispute Resolution Guide, with the prevailing party to recover its costs and attorneys fees from the other party. All awards of the arbitration are binding and non-appealable except as otherwise provided in the United States Arbitration Act. Judgment upon any award rendered by the arbitrator(s) may be entered and enforced in any court having jurisdiction.



FIRSTAMERICA AUTOMOTIVE, INC.           NISSAN MOTOR CORPORATION IN U.S.A.




By: /s/ Thomas A. Price                 By: /s/ Thomas H. Eastwood
    ------------------------------          -----------------------------------
    Thomas A Price                          Thomas H. Eastwood, Vice President
    President and CEO                       Nissan Division



                                        By: /s/ Jules Clavadetscher
                                            ------------------------------------
                                            Jules Clavadetscher
                                            Regional Vice President
                                            Northwest Region

Acknowledged:

FAA Stevens Creek, Inc.                     FAA Capitol N, Inc.


By: /s/ Thomas A. Price                 By: /s/ Thomas A. Price
    ------------------------------          -----------------------------------
    Thomas A Price, President               Thomas A Price, President

NISSAN DEALERSHIP FACILITIES ADDENDUM         NISSAN MOTOR CORPORATION IN U.S.A.

[LOGO]

----------------------------------------------------------------------------------------------------------------
FACILITIES & LOCATION SIZE (Square Feet)                      REQUIREMENTS BASED ON TOTAL PLANNING VOLUME
----------------------------------------------------------------------------------------------------------------
                                                         New Vehicle   New Vehicle   Used Vehicle   Used Vehicle
                     Site Address                           Sales         Sales         Sales          Sales
                                                           Building       Land         Building        Land
----------------------------------------------------------------------------------------------------------------
A. Main Location:
                  1120 Capitol Expressway Auto Mall          9,212       70,946        735           62,146
----------------------------------------------------------------------------------------------------------------
B. Additional Location:
----------------------------------------------------------------------------------------------------------------
C. Additional Location:
----------------------------------------------------------------------------------------------------------------
D. Additional Location:
----------------------------------------------------------------------------------------------------------------
                                            BUILDING
                                               &
   TOTALS        BUILDING        LAND         LAND
----------------------------------------------------------------------------------------------------------------
Actual           45,662        185,301       230,963         9,212       70,946        735           62,146
----------------------------------------------------------------------------------------------------------------
Guide            23,846        106,486       130,332         5,305       50,261        451           29,164
----------------------------------------------------------------------------------------------------------------
Actual
% Guide           191.5%         174.0%        177.2%        173.6%       141.2%     163.0%           213.1%
----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FACILITIES & LOCATION SIZE (Square Feet)                    REQUIREMENTS BASED ON TOTAL UNITS IN OPERATION
------------------------------------------------------------------------------------------------------------------------------------
                                                         Service    Service     Service     Parts      Parts      Body        Body
                     Site Address                          Bays     Building     Land      Building     Land      Shop        Shop
                                                                                                                 Building     Land
------------------------------------------------------------------------------------------------------------------------------------
A. Main Location:
                  1120 Capitol Expressway Auto Mall        43        23,450     39,813      12,265     12,396      N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------
B. Additional Location:  445 Serramonte Blvd.
------------------------------------------------------------------------------------------------------------------------------------
C. Additional Location:
------------------------------------------------------------------------------------------------------------------------------------
D. Additional Location:
------------------------------------------------------------------------------------------------------------------------------------
                                            BUILDING
                                               &
   TOTALS        BUILDING        LAND         LAND
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                     43        23,450     39,813      12,265     12,396      N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------
Guide                                                      27        12,251     24,856       5,839      2,205      N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------
Actual
% Guide                                                 159.3%        191.4%     160.2%      210.1%     562.2%     N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
      ----------------------------------------------------
           MAKES           PLANNING          UNITS IN
           SOLD             VOLUME          OPERATION
      ----------------------------------------------------
  1.  Nissan                1599              5795
      ----------------------------------------------------
  2.
      ----------------------------------------------------
  3.
      ----------------------------------------------------
  4.
      ----------------------------------------------------
  5.
      ----------------------------------------------------
  6.
      ----------------------------------------------------
      TOTALS                1599              5795
      ----------------------------------------------------
      Guide
      Figures               1500              6000
      Utilized
      ----------------------------------------------------
------------------------------------------------------------------------

This Dealership Facilities Addendum is executed by Dealer and Seller pursuant to
Section 2.A of the Nissan Dealer Sales and Service Agreement in effect between said parties and is effective as of the date set forth below. Dealer and Seller agree that as of the effective date the information above accurately describes the Dealership Location and Dealership Facilities, the purposes for which each location is used and the current Guides for such facilities based on the Planning Volumes stated herein. The execution of this Facilities Addendum shall not be construed as evidence of Dealer's fulfillment of its responsibilities under Section 2 of the Agreement. Changes in the Dealership Location, the Dealership Facilities or their usage from the locations and specific uses stated herein cannot be made by Dealer without the prior written consent of Seller. Such changes and any changes in Seller's Guides will he reflected in a new Dealership Facilities Addendum when deemed necessary by Seller. This Dealership Facilities Addendum cancels and supersedes any prior Dealership Facilities Addenda executed by Seller and Dealer.


DEALER:
------

                              FAA CAPITOL N, INC.
 -----------------------------------------------------------------------------
                                 Dealer Name
                                CAPITOL NISSAN
-----------------------------------------------------------------------------
                               Doing Business As

By /s/                                     San Jose       CA           95136
  ---------------------------------     -------------------------------------
          Signature                     City              State        Zip

Title   President                                       3474
     ------------------------------     -------------------------------------
                                                      Dealer Code

Accuracy of information verified for    SELLER
                                        ------
Seller                                  NISSAN DIVISION
By /s/                                  NISSAN MOTOR CORPORATION IN U.S.A
   --------------------------------

Title  Assistant Regional Manager       By /s/
       ----------------------------        ----------------------------------

           9-25-97                      Title Vice President, Nissan Division
-----------------------------------           -------------------------------
          Date Verified

                                        By /s/
                                           ----------------------------------

THIS ADDENDUM IS EFFECTIVE AS OF
                                        Title  Regional Vice President
                                             --------------------------------
          9/25/97
-----------------------------------